VIA EDGAR

January 31, 2022

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Separate Account A of Pacific Life Insurance Company
File No. 811-08946

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the above referenced separate account, a unit investment trust registered under the 1940 Act, has sent to its contract owners the annual reports dated October 31, 2021, for the underlying management investment company listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1(b) under the 1940 Act.

Pursuant to Rule 30d-1 under the 1940 Act, the management investment companies listed below filed, or will file, annual reports with the Commission via EDGAR and are incorporated by reference herein.

Investment Company	1940 Act Registration No.	CIK No.
DFA Investment Dimensions Group Inc.	811-3258	0000355437

Some of the management investment companies listed above may not be available under every contract offered by the separate account.

Sincerely,

/s/ Brandon J. Cage

_______________________________________

Brandon J. Cage

Assistant Vice President & Counsel

Pacific Life Insurance Company